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EXHIBIT 10.2

Consent of Independent Auditors

        We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 33-63728) of Swedish Export Credit Corporation of our report dated February 27, 2002 (except Note 1 (u) and Note 32 which are as of May 6, 2002 and the restatement within Note 1 (u) which is as of March 31, 2003 relating to the financial statements, which appear in this Annual Report on Form 20-F/A for the year ended December 31, 2001. Our report refers to a restatement of U.S. GAAP net income for the year ended December 31, 2001.

KPMG

/s/ ANDERS LINÉR Anders Linér Authorized Public Accountant

April 7, 2003
Stockholm, Sweden

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  EXHIBIT 10.2